UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

SAEXPLORATION HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

SAEXPLORATION HOLDINGS, INC.

1160 Dairy Ashford Rd., Suite 160

Houston, Texas 77079

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of SAExploration Holdings, Inc.:

We are delivering this Notice and the accompanying Information Statement to inform our stockholders that on August 14, 2018, the holders of a majority of the shares of SAExploration Holdings, Inc. (the “Company,” “our” or “we”) common stock, $0.0001 par value per share (the “Common Stock”), adopted resolutions by written consent, in lieu of a meeting of stockholders, to (1) amend our Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) (a) to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 (the “Share Increase”) (subject to a proportionate 20-for-1 adjustment to reflect the Reverse Stock Split, as defined below, resulting in the Company having authority to issue 20,000,000 shares of Common Stock) and (b) to effect a reverse stock split of our Common Stock at a ratio of 1 for 20 (the “Reverse Stock Split”); (2) authorize the issuance (the “Convertible Notes Issuance”) of secured convertible notes (the “Convertible Notes”) that would be convertible into shares of Common Stock; (3) authorize the issuance (the “Share Issuance”) of a number of shares of Common Stock in an amount exceeding 20% of the currently outstanding shares of Common Stock, on a fully diluted basis after giving effect to the dilution from full conversion of the Convertible Notes; and (4) approve the Company’s Amended and Restated 2018 Long-Term Incentive Plan (the “Amended and Restated 2018 LTIP”). A copy of the Charter is attached hereto as Annex A, and a copy of the Amended and Restated 2018 LTIP is attached hereto as Annex B. Our Board of Directors may, in its sole discretion, elect not to implement any Reverse Stock Split, Share Increase, Convertible Notes Issuance, Share Issuance, or Amended and Restated 2018 LTIP.

The amendment to the Charter reflecting the Reverse Stock Split and Share Increase, attached hereto as Annex A (the “Charter Amendment”), Convertible Notes Issuance, Share Issuance and Amended and Restated 2018 LTIP were approved by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law and Section 2.12 of the Company’s Second Amended and Restated By-Laws (as amended, the “Bylaws”), which permit any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of stock required to approve the action at a meeting at which all shares entitled to vote were present and voted. All necessary corporate approvals in connection with the adoption of the Charter Amendment, Reverse Stock Split, Share Increase, Convertible Notes Issuance, Share Issuance, and Amended and Restated 2018 LTIP have been obtained.

Our stockholders have approved the Amended and Restated 2018 LTIP, as described below. The Amended and Restated 2018 LTIP will become effective upon the effectiveness of the approval by the stockholders of the Company.

The Information Statement is being furnished to the holders of the Company’s Common Stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules thereunder and Section 2.12 of the Bylaws solely for the purpose of informing our stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, we plan to (1) file the Charter Amendment and (2) effect the Convertible Notes Issuance, Share Issuance and Amended and Restated 2018 LTIP as soon as twenty calendar days following the sending of this Notice and the accompanying Information Statement, or as soon thereafter as is reasonably practicable.

The Charter Amendment, Reverse Stock Split, Share Increase, Convertible Notes Issuance, Share Issuance, and Amended and Restated 2018 LTIP were approved and recommended by our Board of Directors prior to the stockholder action by written consent described in this Information Statement.

IMPORTANT NOTICE:

THIS NOTICE AND THE COMPANY’S INFORMATION STATEMENT CAN BE ACCESSED DIRECTLY AT THE FOLLOWING INTERNET ADDRESS: http://www.cstproxy.com/saexploration/is2018.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You have the right to receive this Notice and the accompanying Information Statement if you were a stockholder of record of our Company at the close of business on August 14, 2018.

By Order of the Board of Directors

Brent Whiteley

Chief Financial Officer, General Counsel and Secretary

August      , 2018

SAEXPLORATION HOLDINGS, INC.

1160 Dairy Ashford Rd., Suite 160

Houston, Texas 77079

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “we,” “our,” “us,” the “Company” and similar expressions refer to SAExploration Holdings, Inc., a Delaware corporation.

This Information Statement is being sent to inform our stockholders that we have obtained consent from the holders of a majority of the shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), to (1) amend our Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) (a) to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 (the “Share Increase”) (subject to a proportionate 20-for-1 adjustment to reflect the Reverse Stock Split, as defined below, resulting in the Company having authority to issue 20,000,000 shares of Common Stock) and (b) to effect a reverse stock split of our Common Stock at a ratio of 1 for 20 (the “Reverse Stock Split”); (2) authorize the issuance (the “Convertible Notes Issuance”) of secured convertible notes (the “Convertible Notes”) that would be convertible into shares of Common Stock; (3) authorize the issuance (the “Share Issuance”) of a number of shares of Common Stock in an amount exceeding 20% of the currently outstanding shares of Common Stock, on a fully diluted basis after giving effect to the dilution from full conversion of the Convertible Notes; and (4) approve the Company’s Amended and Restated 2018 Long-Term Incentive Plan (the “Amended and Restated 2018 LTIP”). A copy of the Charter is attached hereto as Annex A, and a copy of the Amended and Restated 2018 LTIP is attached hereto as Annex B. Our Board of Directors may, in its sole discretion, elect not to implement any Reverse Stock Split, Share Increase, Convertible Notes Issuance, Share Issuance, or Amended and Restated 2018 LTIP.

Our stockholders have approved the Amended and Restated 2018 LTIP, as described below. The Amended and Restated 2018 LTIP will become effective upon the effectiveness of the approval by the stockholders of the Company.

This Information Statement is being sent on or about August    , 2018 to the Company’s stockholders of record as of August 14, 2018 (the “Record Date”). This Information Statement constitutes notice to our stockholders of corporate actions taken by our stockholders without a meeting as required by the Delaware General Corporation Law (the “DGCL”) and pursuant to Section 2.12 of the Company’s Second Amended and Restated By-Laws (as amended, the “Bylaws”).

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement.

The date of this Information Statement is August     , 2018.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Action by Written Consent

The holders of a majority of the Company’s outstanding Common Stock (the “Consenting Stockholders”) who executed a written consent approving the amendment to the Charter reflecting the Reverse Stock Split and Share Increase, attached hereto as Annex A (the “Charter Amendment”), Convertible Notes Issuance, Share Issuance and Amended and Restated 2018 LTIP, attached hereto as Annex B, as described herein (the “Consent”), collectively beneficially owned 10,842,512 shares of our outstanding Common Stock as of the Record Date. As of the Record Date, there were 20,903,243 shares of our Common Stock outstanding. No payment was made to any person or entity in consideration of execution of the Consent.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Section 228 of the DGCL (“Section 228”) and Section 2.12 of the Bylaws provide that the written consent of the holders of outstanding shares of stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval of at least a majority of outstanding stock entitled to vote thereon was required to approve the Charter Amendment reflecting the Reverse Stock Split and Share Increase, Convertible Notes Issuance, Share Issuance and Amended and Restated 2018 LTIP.

As of the Record Date, the Company had 20,903,243 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. On the Record Date, the Consenting Stockholders collectively beneficially owned 10,842,512 shares of Common Stock, which represents a majority of the Company’s outstanding Common Stock. Accordingly, the written consent executed by the Consenting Stockholders pursuant to Section 228 and Section 2.12 of the Bylaws is sufficient to approve the Charter Amendment reflecting the Reverse Stock Split and Share Increase, Convertible Notes Issuance, Share Issuance and Amended and Restated 2018 LTIP and no further stockholder action is required to approve these matters.

Notice Pursuant to Section 228

Pursuant to Section 228 and Section 2.12 of the Bylaws, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 and Section 2.12 of the Bylaws.

IMPORTANT NOTICE: THE COMPANY’S INFORMATION STATEMENT CAN BE ACCESSED DIRECTLY AT THE FOLLOWING INTERNET ADDRESS: http://www.cstproxy.com/saexploration/is2018.

Dissenters’ Rights of Appraisal

The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters discussed in this Information Statement.

SHARE INCREASE

The Company’s Board of Directors unanimously adopted a resolution pursuant to which it has sought stockholder approval to authorize the Board of Directors to potentially increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 (subject to a proportionate 20-for-1 adjustment to reflect the Reverse Stock Split, resulting in the Company having authority to issue 20,000,000 shares of Common Stock). In addition, the Consenting Stockholders have executed the Consent approving the Charter Amendment reflecting the Share Increase as described herein.

REVERSE STOCK SPLIT

The Company’s Board of Directors unanimously adopted a resolution pursuant to which it has sought stockholder approval to authorize the Board of Directors to potentially effectuate the Reverse Stock Split at a ratio of 1-for-20. In addition, the Consenting Stockholders have executed the Consent approving the Charter Amendment reflecting the Reverse Stock Split as described herein.

On August 14, 2018, the Consenting Stockholders approved an amendment to our Charter that allows our Board of Directors to effectuate the Reverse Stock Split at the ratio of 1-for-20. Our Board of Directors intends to implement the Reverse Stock Split at a ratio of 1-for-20 as soon as the twentieth day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as reasonably practicable. Our Board of Directors may, in its sole discretion, elect not to implement any reverse stock split.

The Board of Directors has determined that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, and for our stockholders to approve the Charter Amendment. The Reverse Stock Split would substantially reduce the number of outstanding shares of our Common Stock.

Background on the Reverse Stock Split

Our management and Consenting Stockholders believe that the Reverse Stock Split would be beneficial to us because such action would substantially reduce the number of shares outstanding and increase the trading price per share of our Common Stock and facilitate the Share Issuance.

The Board of Directors believes that the increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split at an appropriate time would improve the marketability and liquidity of the Common Stock and would encourage interest and trading in our Common Stock, including following the Share Issuance. In approving the Reverse Stock Split, the Board of Directors considered that our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Board of Directors also believes that most investment funds are reluctant to invest in lower priced stocks.

Although we expect the Reverse Stock Split, if effectuated, will result in an increase in the market price of our Common Stock, the Reverse Stock Split may not increase the market price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including our performance and prospects and other factors detailed from time to time in our reports filed with the Securities and Exchange Commission (the “SEC”). The history of similar reverse stock splits for companies in like circumstances is varied. If the market price of our Common Stock declines following the implementation of the Reverse Stock Split, then the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

Our Board of Directors currently intends to implement the Reverse Stock Split at a ratio of 1-for-20 as soon as the twentieth day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as reasonably practicable.

The Board of Directors reserves the right to elect to abandon the Reverse Stock Split, if it determines that the Reverse Stock Split is not in our best interests and the best interests of our stockholders.

Certain Risks Associated with the Potential Reverse Stock Split

There are numerous factors and contingencies that could affect the price of our Common Stock following implementation of the Reverse Stock Split, including the status of the market for our Common Stock at the time, our results of operations in future periods and general economic, market and industry conditions. Accordingly, the market price of our Common Stock may not be sustainable at the direct arithmetic result of the Reverse Stock Split. If the market price of our Common Stock declines after the Reverse Stock Split is implemented, our total market capitalization (the aggregate value of all of our outstanding Common Stock at the then existing market price) after the split will be lower than before the split. In addition, the Share Issuance, as described below in the section entitled “Issuance of Shares of our Common Stock” beginning on page 9 of this Information Statement, will substantially impact our market capitalization, as discussed under “Issuance of Shares of our Common Stock—Consequences of Approving the Issuance of Shares.”

The Reverse Stock Split may result in some stockholders owning “odd lots” of fewer than 100 shares of our Common Stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

Effects of the Potential Reverse Stock Split

General – Upon the effectiveness of the Reverse Stock Split, each of our stockholders would beneficially own a reduced number of shares of Common Stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests, except to the extent that the Reverse Stock Split would result in any of the stockholders owning a fractional share, as described below.

The number of stockholders of record would also not be affected (except as described under “—Payment for Fractional Shares” below), and the rights and preferences of the outstanding shares of Common Stock would remain the same.

Effect on Authorized and Outstanding Shares – Currently, we are authorized to issue up to a total of 200,000,000 shares of Common Stock, and after the filing of the Charter Amendment, we will be authorized to issue up to a total of 400,000,000 shares of Common Stock (subject to a proportionate 20-for-1 adjustment to reflect the Reverse Stock Split). As of the Record Date, 20,903,243 shares of our Common Stock were outstanding. The Reverse Stock Split will reduce the number of shares of Common Stock that we are authorized to issue in proportion to the exchange ratio of the Reverse Stock Split, resulting in the Company having authority to issue 20,000,000 shares of Common Stock (as adjusted to account for fractional shares, which is described under “—Payment for Fractional Shares” below).

Effect on Company Equity Incentive Plans and Outstanding Equity Awards – The Reverse Stock Split will affect outstanding options to purchase shares of Common Stock and other grants of stock-based awards. The Company’s equity incentive plans include provisions for appropriate adjustments to the number of shares of Common Stock covered by the plans and by stock options and other grants of stock-based awards under the plans, as well as the per share exercise prices. In connection with the Reverse Stock Split, the Board of Directors or the applicable administrator will implement only applicable technical, conforming changes to the securities, including ratably reducing the authorized shares of Common Stock available for awards under the Company’s equity incentive plans. In addition, the exercise price for each outstanding option would be increased in inverse proportion to the reverse split ratio such that upon a conversion or exercise, the aggregate exercise price payable by the option holder to the Company for the shares of Common Stock subject to the option would remain approximately the same as the aggregate exercise price prior to the Reverse Stock Split.

The number of shares of our Common Stock reserved for issuance (including the maximum number of shares that may be subject to options) under our equity incentive plans will be reduced in proportion to the exchange ratio of the Reverse Stock Split.

Payment for Fractional Shares – Whether shares are held in street name or directly, fractional shares of Common Stock will not be issued to stockholders. Instead, fractional shares will be cashed out. For example, if a stockholder holds 2,010 shares on a pre-split basis, 2,000 of such shares would be combined and converted into 10 shares on a post-split basis and such stockholder would receive cash for 10 pre-split shares.

The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

•

the closing price per share of the Common Stock as reported on the NASDAQ Global Market as of the date of the effective time of the Reverse Stock Split; by

•

the fraction of one share owned by the stockholder.

We do not expect the aggregate amount of cash required to cash out fractional shares to be material, and stockholders would not be entitled to receive interest for their fractional shares. Any stockholder that holds fewer than 20 shares will be completely cashed out as a result of the payment of fractional shares in lieu of any fractional share interests.

Accounting Matters – The par value per share of the Common Stock would remain unchanged after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the balance sheet attributable to the Common Stock would be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of the Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

U.S. Federal Income Tax Matters – The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Stock Split by a U.S. stockholder. This discussion does not address the impact of federal income taxes on non-U.S. stockholders, or on stockholders subject to special tax rules. This discussion also does not address the impact of taxes other than the income tax, or of taxes imposed by jurisdictions other than the United States, such as states, localities and foreign countries. This discussion is based on the provisions of the Internal Revenue Code, as amended (the “Code”) and applicable regulations, rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations and may be repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein. There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the Internal Revenue Service (the “IRS”) has been obtained or will be sought with respect to the U.S. federal income tax consequences of the Reverse Stock Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Stock Split. In particular, taxpayers who hold pre-Reverse Stock Split shares with differing tax bases or differing holding periods should consult their tax advisors with regard to identifying the tax bases or holding periods of the replacement shares.

We believe that the Reverse Stock Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code and that the following U.S. federal income tax consequences will result from the Reverse Stock Split:

•

a stockholder will not recognize gain or loss on the Reverse Stock Split, except with respect to any cash received in lieu of fractional shares, the tax treatment of which is described below;

•

the aggregate tax basis of the shares received by a stockholder in the Reverse Stock Split, including any fractional share for which cash is received, will be equal to the aggregate tax basis of the shares surrendered in exchange therefor; and

•

the holding period of the shares received by a stockholder in the Reverse Stock Split, including any fractional share that is received and immediately redeemed, will include the holding period of the shares surrendered therefor.

Stockholders who receive cash in lieu of fractional shares generally will be treated as having received a fractional share pursuant to the Reverse Stock Split and then as having exchanged the received fractional share for cash in a redemption by the Company. As a result, such stockholders generally should recognize capital gain or capital loss equal to the difference between the amount of the cash received and the portion of the stockholder’s adjusted tax basis allocable to the fractional share. However, the IRS may determine that the distribution of cash constitutes a dividend under Section 302 of the Code, in which case the cash received will be treated as dividend income to the extent of the Company’s current and accumulated earnings and profits, if any, as calculated for U.S. federal income tax purposes. Stockholders may be subject to backup withholding tax (currently at a rate of 24%) on the payment of cash in lieu of fractional shares if they do not provide their taxpayer identification number in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the stockholder’s federal income tax liability, provided that required information is timely furnished to the IRS. Stockholders are urged to consult their own tax advisors to determine whether a stockholder’s receipt of cash has the effect of a distribution of a dividend.

Mechanics of Reverse Stock Split – At such time that the Reverse Stock Split is implemented, our stockholders will be notified that the Reverse Stock Split has been effected and the ratio at which it was effected will be confirmed. The mechanics of the Reverse Stock Split will differ depending upon whether shares held are held beneficially in street name or whether they are registered directly in a stockholder’s name.

•

If a stockholder’s shares are registered directly in the stockholder’s name, the stockholder will receive a transmittal letter asking the stockholder to surrender certificates representing pre-split shares in exchange for certificates representing post-split shares. No new certificates will be issued to the stockholder until the outstanding certificate(s) together with the properly completed and executed letter of transmittal are delivered in accordance with the instructions contained in such transmittal letter.

•

Non-registered stockholders holding our Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Effective Date of the Charter Amendment

The Board of Directors and the Consenting Stockholders have approved the Share Increase and Reverse Stock Split to be effective concurrent with the filing of the Charter Amendment with the Secretary of State of Delaware. However, the Board of Directors may, in its sole discretion, elect not to implement any reverse stock split or increase in the number of authorized shares of Common Stock. We anticipate the Charter Amendment reflecting the Share Increase and Reverse Stock Split will be filed and become effective as soon as the twentieth day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as reasonably practicable.

ISSUANCE OF SHARES OF OUR CONVERTIBLE NOTES

The Company’s Board of Directors unanimously adopted a resolution pursuant to which it has sought stockholder approval to authorize the issuance of the Convertible Notes that would be convertible into shares of Common Stock (as described further in “Issuance of Shares of our Common Stock.”) The Consenting Stockholders have executed the Consent approving the Convertible Notes as described herein.

The terms of the Convertible Notes to be authorized, including interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board.

The Convertible Notes will be offered only to certain of our existing lenders. This Information Statement shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of these securities, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Convertible Notes and any Common Stock issuable upon conversion of the Convertible Notes have been, and will not be, registered under the Securities Act or under any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ISSUANCE OF SHARES OF OUR COMMON STOCK

The Company’s Board of Directors unanimously adopted a resolution pursuant to which it has sought stockholder approval to authorize the issuance of a number of shares of Common Stock in an amount exceeding 20% of the currently outstanding shares of Common Stock, on a fully diluted basis after giving effect to the dilution from full conversion of the Convertible Notes (as described further in “Issuance of Shares of our Convertible Notes”). In addition, the Consenting Stockholders have executed the Consent approving the Share Issuance as described in this Information Statement.

NASDAQ Stockholder Approval Requirement

Companies listed on NASDAQ, as we are, must comply with a series of rules adopted by NASDAQ in order to remain listed. One of those rules, Listing Rule 5635(d), or the 20% Rule, requires a listed company to obtain stockholder approval if, in connection with a private offering of securities, (i) the number of shares of Common Stock issued equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance and (ii) the price at which the Common Stock is issued (or is issuable) is less than the greater of (A) the book value of the Common Stock from the company’s most recent public filing at the time the binding agreement to issue the securities is entered into or (B) the market value of the Common Stock immediately preceding such time. Accordingly, the 20% Rule applies to the Share Issuance, and the action of the Consenting Stockholders satisfies the stockholder approval requirement of the 20% Rule.

Certain Risks Associated with the Issuance of Shares

The Share Issuance will result in substantial dilution and substantially impact our market capitalization, as discussed under “—Consequences of Approving the Issuance of Shares” below.

Consequences of Approving the Issuance of Shares

Dilution – We plan to issue shares of Common Stock in an amount exceeding 20% of the currently outstanding shares of Common Stock, on a fully diluted basis after giving effect to the dilution from full conversion of the Convertible Notes.

Market Effects – The Common Stock issued in the Share Issuance is restricted stock and will not be freely transferable. Nevertheless, transfers and resales of such Common Stock pursuant to exemptions from the registration requirements of the Securities Act, including future sales pursuant to Rule 144 under the Securities Act, may impact trading patterns and adversely affect the market price of our Common Stock. If significant quantities of the Common Stock issued in the Share Issuance are sold (or if it is perceived that they may be sold) into the public market, pursuant to the requirements of Rule 144 or otherwise, the trading price of our Common Stock at such time could be adversely affected.

The current holders of Common Stock do not have preemptive rights to purchase any shares of Common Stock that may be issued and the Board of Directors has no plans to grant such rights with respect to any such shares.

APPROVAL OF THE SAEXPLORATION HOLDINGS, INC. AMENDED & RESTATED 2018
LONG-TERM INCENTIVE PLAN

Below is a summary of the material terms of the Amended and Restated 2018 LTIP. The following description is qualified in its entirety by reference to the Amended and Restated 2018 LTIP, which is attached to this Information Statement as Annex B.

Description of the Amended and Restated 2018 LTIP

Purpose

The Amended and Restated 2018 LTIP was originally adopted by the Board and the Company’s stockholders on January 26, 2018 and has been amended and restated to provide a means through which the Company and its subsidiaries may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation.

Eligibility

Our directors, officers, employees, consultants and advisors and those of our subsidiaries, will be eligible for awards, provided that incentive stock options may be granted only to employees. A written agreement between us and each participant will evidence the terms of each award granted under the Amended and Restated 2018 LTIP other than any cash-based award.

Shares Subject to the Amended and Restated 2018 LTIP; Award Limitations

Subject to adjustment to reflect certain corporate transactions or changes in our capital structure, the shares that may be issued pursuant to awards will be our Common Stock subject to the following limitations: an aggregate of 35,000,000 shares of Common Stock for issuance under the Amended and Restated 2018 LTIP, which includes 27,562,430 shares of Common Stock for issuance in respect of MIP Awards (as defined below), which is equal to ten percent (10%) of the aggregate number of shares of Common Stock issued and outstanding on a fully diluted basis after giving effect to dilution from full conversion of any Company preferred shares and/or secured convertible notes convertible into shares of Common Stock (the “MIP Reserve”).  No more than 100,000 shares of Common Stock may be granted in respect of incentive stock options under the Amended and Restated 2018 LTIP to any single participant during any single calendar year.

The numbers of shares of Common Stock listed in the preceding paragraph will be reduced in proportion to the exchange ratio of the Reverse Stock Split.

Administration

Our compensation committee will administer the Amended and Restated 2018 LTIP. Among other responsibilities, our compensation committee will select participants and determine the type of awards to be granted to participants, the number of shares of Common Stock to be covered by awards and the terms and conditions of awards (including exercise price, methods of payment and vesting schedules), may accelerate the vesting or exercisability of, or the lapse of restrictions on, awards, and may make any other determination and take any other action that it deems necessary or desirable to administer the Amended and Restated 2018 LTIP.

Amendment or Termination

The Amended and Restated 2018 LTIP will terminate on the tenth anniversary of the earlier of its adoption by our Board of Directors or approval by our stockholders, unless terminated earlier by our Board of Directors. No awards will be granted under the Amended and Restated 2018 LTIP after that date, but awards granted prior to that date may continue beyond such date, subject to the terms and conditions of the Amended and Restated 2018 LTIP. Our Board of Directors may amend or terminate the Amended and Restated 2018 LTIP (or any portion thereof) at any time. Subject to the terms of the award agreement, the compensation committee may amend or terminate any award granted under the Amended and Restated 2018 LTIP. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements. If any amendment or termination of the Amended and Restated 2018 LTIP or award would materially and adversely affect the rights of any participant, such amendment or termination will not become effective unless the affected participant consents.

Options

Our compensation committee may, in its discretion, grant incentive stock options and nonqualified stock options to participants. All options granted under the Amended and Restated 2018 LTIP will be nonqualified stock options unless the award agreement states that the option is an incentive stock option. Directors, officers, employees, consultants and advisors may be granted nonqualified stock options, but only employees may be granted incentive stock options. Our compensation committee will determine the exercise price of options granted under the Amended and Restated 2018 LTIP. Subject to certain exceptions, the exercise price of an incentive or nonqualified stock option shall be at least 100% (and in the case of an incentive stock option granted to a more than 10% stockholder, 110%) of the fair market value of the Common Stock subject to the option on the date the option is granted. Our compensation committee will determine, in its sole discretion, the terms of each option. Options may not be exercisable for more than ten years from the date they are granted (five years in the case of an incentive stock option granted to a more than 10% stockholder).

Acceptable consideration for the purchase of our Common Stock issued upon the exercise of a stock option will include cash, check, cash equivalent and/or shares of our Common Stock (or attestation thereof), and our compensation committee may permit other forms of consideration, including (1) a broker-assisted cashless exercise or (2) a reduction of the number of shares deliverable upon exercise. Any fractional amounts will be settled in cash.

Unless otherwise determined by our compensation committee in the award agreement or otherwise, unvested options will terminate upon the termination of employment or service of a participant and vested options will remain exercisable for one year following the participant’s termination of employment or service by reason of the participant’s death or disability and ninety days after the participant’s termination for any other reason other than for cause (as defined in the Amended and Restated 2018 LTIP). Vested options also will terminate upon the participant’s termination for cause.

Stock Appreciation Rights/SARs

Our compensation committee may, in its discretion, grant SARs to participants. Generally, SARs permit a participant to exercise the right and receive a payment equal to the value of our Common Stock’s appreciation over a period of time in excess of the fair market value of a share of our Common Stock on the date of grant of the SAR. SARs may be granted alone or in tandem with options and may be settled in cash, stock or a combination thereof. If a SAR is granted in tandem with an option, the SAR will become exercisable and will expire according to the same vesting schedule and expiration provisions as such option. A SAR granted independent of an option will become exercisable and will expire in such manner and on such date(s) as determined by our compensation committee. Our compensation committee will determine, in its sole discretion, the terms of each SAR.

Unless otherwise determined by our compensation committee in the award agreement or otherwise, unvested SARs will terminate upon the termination of employment or service of a participant and vested SARs will remain exercisable for one year following the participant’s termination of employment or service by reason of the participant’s death or disability and ninety days after the participant’s termination for any other reason other than for cause. Vested SARs also will terminate upon the participant’s termination for cause.

Restricted Stock and Restricted Stock Unit Awards

Our compensation committee may, in its discretion, grant restricted stock and/or restricted stock units (a hypothetical account that is paid in the form of shares of Common Stock or cash or a combination of both) to participants. Our compensation committee will determine, in its sole discretion, the terms of each restricted stock and restricted stock unit award. Subject to the terms of the award, the recipients of restricted stock generally will have the rights and privileges of a stockholder with respect to the restricted stock, including the right to vote the stock. Dividends, if any, that may have been withheld by the compensation committee and attributable to any particular share of restricted stock will be distributed to the participant in cash or shares of Common Stock upon the release of the restrictions applicable to such award. If a restricted stock award is forfeited, the participant will have no right to such dividends unless otherwise provided in the award agreement.

Upon the grant of a restricted stock award, the shares underlying the award will be registered in the name of the participant. Unless otherwise provided by our compensation committee in an award agreement or otherwise, restricted stock units will generally be settled in shares of Common Stock. However, our compensation committee will have discretion to pay restricted stock units, upon settlement, in cash, shares of Common Stock or a combination thereof.

Other Stock-Based Awards

Our compensation committee, in its discretion, may award unrestricted shares of Common Stock, or other awards denominated in Common Stock, to participants either alone or in tandem with other awards. Our compensation committee will determine, in its sole discretion, the terms of each other stock-based award.

Cash-Based Awards

Our compensation committee may award cash-based awards that are denominated or payable in cash to participants, either alone or in tandem with other awards. Our compensation committee will determine, in its sole discretion, the terms of each other cash-based award.

MIP Awards

Our compensation committee shall make grants of restricted stock units consistent with the relevant terms of the Restructuring Support Agreement covering shares of Common Stock subject to the MIP Reserve and to the following terms (“MIP Awards”):

Sixty percent (60%) of the MIP Reserve was granted pursuant to MIP Awards to members of the Company’s senior management promptly following the entry into the initial 2018 Long-Term Incentive Plan (“Initial MIP Awards”).  The remaining 40% of the MIP Reserve provided for in the Initial MIP Awards, along with new reserves provided for in the Amended and Restated 2018 LTIP, shall be allocated to MIP Awards based on the recommendation of the Company’s chief executive officer, subject to the approval of the compensation committee (the “Reserved MIP Awards”).

The Board has accelerated the vesting of all Initial MIP Awards.

Subject to a participant’s continuing employment on the applicable vesting date, the Reserved MIP Awards shall become vested in accordance with vesting criteria established by the compensation committee; provided, that, the Reserved MIP Awards shall become fully vested no later than December 31, 2021.

In addition to the time-based vesting of MIP Awards, and subject to a participant’s continuing employment on the applicable vesting event, 100% of a participant’s MIP Awards will vest in full on the earliest to occur of: (i) the participant’s attainment of age 64, (ii) December 31, 2020, if the Participant’s Employment Agreement is not renewed, and (iii) the termination of the Participant’s employment for any reason other than (A) a termination for Cause (as defined in the applicable executive’s Employment Agreement) or (B) a termination by such Executive without Good Reason (as defined in the applicable executive’s Employment Agreement).

MIP Awards shall be settled in shares of Common Stock promptly upon the applicable vesting date(s) and/or vesting events by issuing one share of Common Stock in settlement for each restricted stock unit, notwithstanding the foregoing, Reserved MIP Awards shall be settled on the payroll date following January 1 of a given year with respect to Reserved MIP Awards that became vested in the prior calendar year to the extent vested within 30 days after each year end during the vesting period.

In the event of the termination of a participant’s employment for cause, all MIP Awards not previously settled, shall terminate and be forfeited.  In the event of the termination of a participant’s employment by a participant without Good Reason all unvested MIP Awards shall terminate and vested MIP Awards shall be settled in accordance with the applicable settlement provisions.

Adjustments in Capitalization

In general, in the event of (1) any dividend (other than regular cash dividends) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, or other similar corporate transaction or event (including, without limitation, a “change in control” (as defined in the Amended and Restated 2018 LTIP)) that affects the shares of our Common Stock, (2) unusual or nonrecurring events (including, without limitation, a “change in control”) affecting the Company, any of our subsidiaries, or our or any of our subsidiaries’ financial statements, or (3) changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, necessary or appropriate equitable adjustments (as determined by our compensation committee) will be made, including to the number of shares of our Common Stock or other of our securities (or number and kind of other securities or other property) that may be delivered in respect of awards or with respect to which awards may be granted under the Amended and Restated 2018 LTIP or any other limit applicable under the Amended and Restated 2018 LTIP with respect to the number of awards which may be granted under the Amended and Restated 2018 LTIP, and the terms of any outstanding award, including the number of shares of Common Stock or other of our securities (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate, the exercise or strike price with respect to any award or any applicable performance measures. In addition, our compensation committee may provide for a substitution or assumption of awards, the acceleration of the exercisability of, lapse of restrictions on, or termination of, awards or provide for a period of time for exercise prior to the occurrence of such event or cancel any award and cause a payment (in cash, shares of Common Stock, other securities, other property or any combination thereof) to be made to the award holders equal to the value of such awards, if any, as determined by our compensation committee.

Change in Control

In the event of a “change in control,” our compensation committee may (1) provide that all options and SARs will become immediately exercisable as of a time prior to the “change in control,” (2) provide that any restricted period imposed upon awards will expire as of a time prior to the “change in control,” (3) provide that any performance periods in effect on the date of the “change in control” shall end, the extent to which performance goals have been met with respect to each such performance period will be determined, and participants will receive payment of awards for such performance periods, based upon the determination of the degree of attainment of the performance goals, the assumption that the applicable “target” levels of performance have been attained or on such other basis determined by our compensation committee, and (4) cause any deferred awards to be settled as soon as practicable.

Section 409A

The Amended and Restated 2018 LTIP and the awards that may be granted thereunder are intended to comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and shall be administered, construed and interpreted in accordance with such intent; provided, that, neither the Company, any affiliates, our Board of Directors, our compensation committee nor any other party guarantees such compliance or exemption and no such party shall have any liability to any participant if an award intended to comply with or be exempt from Section 409A of the Code does not comply or is not exempt from Section 409A of the Code as intended.

Transferability

Awards will generally not be transferable, but all awards will be transferable upon the participant’s death by will or the laws of descent and distribution. The compensation committee may permit awards, other than incentive stock options, to be transferred to the participant’s family members, a trust solely for the benefit of the participant or his or her family members, a partnership or limited liability company whose only partners or stockholders are the participant or his or her family members, or any other transferee as may be approved by our board of directors or the compensation committee. Designating a beneficiary will not be considered a transfer.

Clawback/Repayment

All awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by our Board of Directors or our compensation committee and as in effect from time to time, and (2) applicable law.

Award Agreements

The terms and conditions of awards under the Amended and Restated 2018 LTIP will be outlined in a written award agreement between the Company and the participant.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders (which interest does not differ from that of the other holders of Common Stock), none of our officers, directors, or any of their respective affiliates has any interest in the Charter Amendment reflecting the Reverse Stock Split and Share Increase, Convertible Notes Issuance, Share Issuance and Amended and Restated 2018 LTIP. However, certain officers may choose to participate in the Convertible Notes Issuance and would thereby incur certain rights and obligations of a secured noteholder of the Company to be set forth in the instruments governing the secured convertible notes.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF THE INFORMATION STATEMENT

This Information Statement is available and can be accessed directly at the following Internet address: http://www.cstproxy.com/saexploration/is2018.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will deliver a separate copy of the Information Statement to any stockholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Stockholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at:

SAExploration Holdings, Inc.

1160 Dairy Ashford Rd., Suite 160

Houston, Texas 77079

Attention: Investor Relations

Telephone: (281) 258-4409

Email: rabney@saexploration.com

STOCK OWNERSHIP

The following table sets forth information as of August 10, 2018 regarding the beneficial ownership of our Common Stock by:

•

each person known to be the beneficial owner of more than five percent of our outstanding shares of Common Stock;

•

each of our Directors and our Named Executive Officers; and

•

all current Executive Officers and Directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Beneficial Ownership as of August 10, 2018 (2)
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Beneficial Ownership
Directors and Executive Officers:
Jeff Hastings (3)	1,184,191	(4)	5.67%
Brent Whiteley	988,815		4.73%
Brian Beatty (3)	839,224		4.01%
Mike Scott (3)	333,535		1.60%
Ryan Abney	225,732		1.08%
Darin Silvernagle (5)	147,461		*
Gary Dalton	7,807		*
L. Melvin Cooper (6)	7,508		*
Jacob Mercer (7)	—		—
Michael Faust	—		—
Alan Menkes	—		—
All directors and executive officers as a group (11 persons)	3,734,273		17.86%

Five Percent Holders:
Whitebox Advisors LLC (8)	10,052,865		35.46%
BlueMountain Capital Management, LLC (9)	2,409,106		11.53%
Highbridge Capital Management, LLC (10)	2,092,617		9.99%
DuPont Capital Management Corp. (11)	2,141,362		9.99%

*     Less than 1%.

(1)

Unless otherwise indicated, the business address of each of the individuals is 1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079.

(2)

The percentage of beneficial ownership is calculated based on 20,903,243 shares of Common Stock deemed outstanding as of August 10, 2018.

(3)

The business address of this individual is 4860 25th Street SE, Calgary, Alberta, T2B 3M2.

(4)

Includes (i) 81,412 shares held directly by Jeff Hastings, (ii) 24,221 shares held directly by CLCH, LLC (“CLCH”), and (iii) 27,000 shares held indirectly through Speculative Seismic Investments, LLC ("SSI"). CLCH and SSI are both controlled by Mr. Hastings. The business address for CLCH is 4721 Golden Spring Circle, Anchorage, Alaska 99507. The business address for SSI is 11 Crestwood Dr., Houston, TX 77007.

(5)

The business address of this individual is 292131 Township Road 264, Rocky View County, Alberta, T4A 0N3.

(6)

The business address of the reporting person is 603 Shiloh Road, Bastrop, Texas 78602.

(7)

The business address of the reporting person is 3033 Excelsior Blvd., Suite 300, Minneapolis, Minnesota 55416.

(8)

The business address of the reporting person is 3033 Excelsior Blvd., Suite 300, Minneapolis, Minnesota 55416. The foregoing information was derived from a Schedule 13D/A filed on August 2, 2018, in which the reporting person identifies itself as having shared voting and dispositive power over 10,052,865 shares of our Common Stock, which includes (i) 2,609,039 shares of Common Stock; and (ii) 7,443,826 additional shares of Common Stock issuable upon the exercise of 2,446,026 Series C Warrants and 4,997,800 Series D Warrants, all of which the reporting person could exercise within 60 days of August 10, 2018. The Schedule 13D/A further indicated that Whitebox General Partner LLC has shared voting and dispositive power over 10,052,865 shares of Common Stock, Whitebox Multi-Strategy Partners, LP has shared voting and dispositive power over 6,020,733 shares of Common Stock, Whitebox Credit Partners, LP has shared voting and dispositive power over 2,004,934 shares of Common Stock, and Whitebox Asymmetric Partners, LP has shared voting and dispositive power over 1,472,223 shares of Common Stock.

(9)

The business address of the reporting person is 280 Park Avenue, 12th Floor, New York, NY 10017. The foregoing information was derived from a Schedule 13D/A filed on March 14, 2018, in which the reporting person identifies itself as having shared voting and dispositive power over 2,409,106 shares of Common Stock. The Schedule 13D/A further indicated that BlueMountain GP Holdings, LLC has shared voting and dispositive power over 1,976,336 shares of Common Stock, BlueMountain Long/Short Credit GP, LLC and BlueMountain Guadalupe Peak Fund L.P. have shared voting and dispositive power over 80,647 shares of Common Stock, BlueMountain Kicking Horse Fund GP, LLC and BlueMountain Kicking Horse Fund L.P. have shared voting and dispositive power over 61,411 shares of Common Stock, BlueMountain Timberline Ltd. has shared voting and dispositive power over 59,405 shares of Common Stock, BlueMountain Summit Opportunities GP II, LLC and BlueMountain Summit Trading L.P. have shared voting and dispositive power over 160,171 shares of Common Stock, and BlueMountain Montenvers GP S.a.r.l. and BlueMountain Montenvers Master Fund SCA SICAV-SIF have shared voting and dispositive power over 373,365 shares of Common Stock. The 13D/A further indicated that the reporting person received an aggregate of 4,734,992 Series D Warrants which are immediately exercisable by the holder for one share of common stock at a price equal to $0.0001. The foregoing information was also derived from our knowledge of the reporting person’s ownership of an aggregate of 2,317,413 Series C Warrants and 4,734,992 Series D Warrants; however, the Series C Warrants and Series D Warrants are not currently exercisable under the terms of the agreements governing the warrants.

(10)

The business address of the reporting person is 40 West 57th Street, 32nd Floor, New York, New York 10019. The reporting person represented to us that it has shared voting and dispositive power over 2,060,458 shares of common stock. The foregoing information was also derived from our knowledge of the reporting person’s ownership of an aggregate of 1,849,763 Series C Warrants and 1,836,004 Series D Warrants. However, under the terms of the Series C Warrants and Series D Warrants, the reporting person cannot exercise any of the reported warrants if the reporting person would beneficially own, after any such exercise, more than 9.99% of the outstanding shares of Common Stock (the “9.99% Blocker”). The number of shares of Common Stock and corresponding percentage set forth in the table above give effect to the 9.99% Blocker. The reporting person further indicated that 1992 MSF International Ltd. has shared voting and dispositive power over 2,060,458 shares of common stock.

(11)

The business address of the reporting person is 1 Righter Parkway, Suite 3200, Wilmington, DE 19803. The foregoing information was derived from a Schedule 13G filed on March 19, 2018, in which the reporting person identifies itself as having sole voting and dispositive power over 1,620,267 shares of Common Stock. The foregoing information was also derived from our knowledge of the reporting person’s ownership of an aggregate of 568,594 Series C Warrants. However, the Series C Warrants are also subject to the 9.99% Blocker. The number of shares of Common Stock and corresponding percentage set forth in the table above give effect to the 9.99% Blocker.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to our financial condition, results of operations, cash flows and business, and our expectations or beliefs concerning future events. These forward- looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from our expectations are discussed below. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements.

Factors that could cause actual results to vary materially from our expectations include the following:

•

developments with respect to the Alaskan oil and natural gas exploration tax credit system that may continue to affect the willingness of third parties to participate in financing and monetization transactions and our ability to timely monetize tax credits that have been assigned to us by our customer;

•

changes in the Alaskan oil and natural gas exploration tax credit system that may significantly affect the level of Alaskan exploration spending;

•

fluctuations in the levels of exploration and development activity in the oil and natural gas industry;

•

intense industry competition;

•

limited number of customers;

•

credit and delayed payment risks related to our customers;

•

the availability of liquidity and capital resources, including our need to obtain additional working capital and refinance or replace our credit facility and our senior term facility, limited ability to make capital expenditures due to our current liquidity and cash flow situation and the potential impact this has on our business and competitiveness;

•

need to manage rapid growth and contraction of our business;

•

delays, reductions or cancellations of service contracts;

•

operational disruptions due to seasonality, weather and other external factors;

•

crew availability and productivity;

•

whether we enter into turnkey or term contracts;

•

high fixed costs of operations;

•

substantial international business exposing us to currency fluctuations and global factors, including economic, political and military uncertainties;

•

ability to retain key executives; and

•

need to comply with diverse and complex laws and regulations.

You should refer to our periodic and current reports filed with the SEC and the risk factors from our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018 for specific risks which would cause actual results to be significantly different from those expressed or implied by any of our forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this Information Statement may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this Information Statement are cautioned not to place undue reliance on the forward-looking statements.

INCORPORATION BY REFERENCE OF CERTAIN DOCUMENTS

The SEC allows us to “incorporate by reference into this Information Statement the information we have filed with the SEC, which means that we can disclose important information to you without actually including the specific information in this Information Statement by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement.

We incorporate by reference into this Information Statement the documents listed below:

•

Our Annual Report on Form 10-K for the year ended December 31, 2017;

•

Our Quarterly Reports on Form 10-Q for the periods ended March 31, 2018 and June 30, 2018; and

•

Our Current Reports on Form 8-K (excluding information “furnished” on Items 2.02, 7.01 and 8.01 and related exhibits unless otherwise specified) filed on July 2, 2018, July 11, 2018 and July 30, 2018.

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

You may request a copy of any document incorporated by reference in this Information Statement and any exhibit specifically incorporated by reference in those documents, at no cost, by writing or telephoning us at the following address or phone number:

SAExploration Holdings, Inc.

1160 Dairy Ashford, Suite 160

Houston, Texas 77079

Attention: Corporate Secretary

Telephone: (281) 258-4400

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information (File No. 001-35471) with the SEC pursuant to the Exchange Act. For further information regarding us, please see our filings with the SEC, including our annual, quarterly, and current reports and proxy statements, which you may read and copy at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our public filings with the SEC are also available to the public on the SEC’s website at www.sec.gov.

We maintain a website at www.saexploration.com. The information on our website or on any other website is not, and you must not consider such information to be, a part of this Information Statement. You should rely only on the information contained in this Information Statement and in the documents incorporated by reference.

By Order of the Board of Directors

Brent Whiteley

Chief Financial Officer, General Counsel and Secretary

August     , 2018

ANNEX A

CERTIFICATE OF AMENDMENT

TO

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SAEXPLORATION HOLDINGS, INC.

SAExploration Holdings, Inc. (the “Corporation”), a corporation duly incorporated and validly existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby files this Certificate of Amendment (this “Amendment”) to the Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of the Corporation (as amended by Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 5, 2018 and as heretofore amended) and hereby certifies as follows:

1.

Section 4.1 of Article IV of the Corporation’s Certificate of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

4.1

Authorized Stock. The total number of shares of all classes of stock that the Corporation shall have authority to issue is (a) 401,000,000, shares, divided into 400,000,000 shares of Common Stock, with the par value of $0.0001 per share (the “Common Stock”), and (b) 1,000,000 shares of Preferred Stock, with the par value of $0.0001 per share (the “Preferred Stock”). The authorized number of shares of any class of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, and no separate vote of such class of stock the authorized number of which is to be increased or decreased shall be necessary to effect such change.

2.

Article IV of the Corporation’s Certificate of Incorporation, as heretofore amended, is hereby supplemented by the addition of the following after the fifth paragraph in the Article:

4.6

Reverse Stock Split.  Upon the filing of the Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation containing this sentence (the “Effective Time”), each 20 shares of Common Stock either issued and outstanding or held by the Corporation as treasury stock immediately prior to the Effective Time, shall automatically and without any action on the part of the respective holders thereof, be combined into one (1) share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Effective Time who would otherwise be entitled to a fraction of a share of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the NASDAQ Capital Market as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. Following the reverse stock split, the total number of shares of all classes of stock that the Corporation shall have authority to issue is (a) 21,000,000, shares, divided into 20,000,000 shares of Common Stock, with the par value of $0.0001 per share (the “Common Stock”), and (b) 1,000,000 shares of Preferred Stock, with the par value of $0.0001 per share (the “Preferred Stock”).

3.

This Amendment was duly adopted by the Board of Directors of the Corporation and by the stockholders of the Corporation, in accordance with the provisions of Section 242(b) of the DGCL.

This Amendment shall become effective upon its filing in accordance with the provisions of Section 103(d) of the DGCL.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this       day of                         , 2018.

SAEXPLORATION HOLDINGS, INC.

By:
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

A-2

ANNEX B

SAEXPLORATION HOLDINGS, INC.

AMENDED AND RESTATED 2018 LONG-TERM INCENTIVE PLAN

1. Purpose.  The SAExploration Holdings, Inc. 2018 Long-Term Incentive Plan was originally adopted by the Board and the Company’s stockholders on January 26, 2018 and is hereby amended and restated (as so amended and restated, the “Plan”). The Plan’s purpose is to provide a means through which the Company may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors of the Company, its Subsidiaries and its Affiliates (the “Company Group”) can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan:

“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award, Cash-Based Award granted under the Plan.

“Award Agreement” means a written agreement between the Company and a Participant evidencing the grant of an Award (other than a Cash-Based Award) to the Participant.

“Board” means the Board of Directors of the Company.

“Business Combination” has the meaning given such term in the definition of “Change in Control.”

“Cash-Based Award” means an Award that is not a Stock Appreciation Right, Restricted Stock Unit granted under Section 10 of the Plan that is denominated and/or payable in cash.

“Cause” means in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and any member of the Company Group in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) engaging in conduct that constitutes fraud or embezzlement, (C) engaging in conduct that constitutes gross negligence or willful gross misconduct that results or could reasonably be expected to result in harm to any member of the Company Group’s business or reputation, (D) breach of any material terms of written agreement between the Company and the Participant, (E) continued willful failure to substantially perform the Participant’s duties on behalf of the Company Group or (F) breach of any material policy of any member of the Company Group. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) Any individual, entity or group (within the meaning of Section 12(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(f), the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company, (II) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (III) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(g)(iii)(A), 2(g)(iii)(B) and 2(g)(iii)(C);

(ii) During any period of twelve (12) consecutive months, individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) Consummation of a reorganization (excluding a reorganization under either Chapter 7 or Chapter 11 of Title 11 of the United States Code), merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, fifty percent (50%) or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

“Committee” means the Compensation Committee of the Board or a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

“Company” means SAExploration Holdings, Inc., a Delaware corporation, and any successor thereto.

“Confidential Information” means, unless the applicable Award Agreement states otherwise, any data, information or documentation (including such that is received by third parties) that is competitively sensitive or commercially valuable and not generally known to the public, including data, information or documentation related or pertaining to: (1) finance, supply or service; (2) customers, suppliers or consumers, including customer lists, relationships and profiles; (3) marketing or product information, including product planning, marketing strategies, marketing results, marketing forecasts, plans, finance, operations, reports, sales estimates, business plans and internal performance results relating to past, present or future business activities, clients and suppliers; and (4) scientific or technical information, design, process, procedure, formula or improvement, computer software, object code, source code, specifications, inventions or systems information, whether or not patentable or copyrightable, and that is not otherwise a Trade Secret.

“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

“Detrimental Activity” means any of the following: (1) unauthorized use, disclosure or dissemination of Confidential Information or Trade Secrets pertaining to the business of any member of the Company Group; (2) any activity that would be grounds to terminate the Participant’s employment or service with any member of the Company Group for Cause; or (3) a breach by the Participant of any restrictive covenant by which such Participant is bound, including, without limitation, any covenant not to compete or not to solicit, in any agreement with any member of the Company Group; provided, however, that the activity described under clause (1) of this definition does not apply to (x) any Confidential Information or Trade Secrets which have become generally known to competitors of any member of the Company Group through no act or omission by the Participant or (y) a Participant’s communications that are required by law or judicial process (e.g., subpoena). Further, this definition does not preclude a Participant from communicating, cooperating or filing a complaint with any U.S. federal, state or local governmental or law enforcement branch, agency or entity (collectively, a “Governmental Entity”) with respect to possible violations of any U.S. federal, state or local law or regulation, or otherwise making disclosures to any Governmental Entity, in each case, that are protected under the whistleblower provisions of any such law or regulation, provided that, in each case, such communications and disclosures are consistent with applicable law and provided further that under no circumstance is the Participant authorized to disclose any information covered by the Company Group’s attorney-client privilege or attorney work product or Trade Secrets without prior written consent of the Board or its designee.

“Effective Date” means first date on which the Plan has been both adopted by the Board and approved by the Company’s shareholders.

“Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

“Eligible Person” means any (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable on Form S-8 under the Securities Act or pursuant to Rule 701 of the Securities Act, or any other available exemption, as applicable.

“Employment Agreement” means an employment agreement or similar agreement between a Participant and a member of the Company Group.

“Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

“Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

“Fair Market Value” means, on a given date, (i) if the Common Stock is listed on the New York Stock Exchange or another national securities exchange, the closing sales price of the Common Stock reported on such national securities exchange, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on the New York Stock Exchange or another national securities exchange, but is quoted in the NASDAQ National Market Reporting System or another inter-dealer quotation system on a last sale basis, the closing bid price or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock in a manner intended to satisfy the principles of Section 409A of the Code.

“Good Reason” means the definition of such term as set forth in an Employment Agreement; provided, that, in the absence of such an agreement, the concept shall not apply with respect to a Participant’s Awards.

“Immediate Family Members” shall have the meaning set forth in Section 14(b).

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

“Incumbent Board” has the meaning given such term in the definition of “Change in Control.”

“Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

“Mature Shares” means shares of Common Stock owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a withholding obligation of the Participant.

“MIP Awards” means Awards of restricted stock units granted to Eligible Persons in accordance with the terms of Section 11 in connection with and as contemplated by the Restructuring Support Agreement.

“MIP Reserve” has the meaning given such term in Section 5(b) of the Plan.

“Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

“Option” means an Award granted under Section 7 of the Plan.

“Option Period” has the meaning given such term in Section 7(c) of the Plan.

“Other Stock-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, that is granted under Section 10 of the Plan and is (1) payable by delivery of Common Stock and/or (2) measured by reference to the value of Common Stock.

“Outstanding Company Common Stock” has the meaning given such term in the definition of “Change in Control.”

“Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

“Permitted Transferee” shall have the meaning set forth in Section 14(b) of the Plan.

“Person” has the meaning given such term in the definition of “Change in Control.”

“Plan” shall have the meaning set forth in Section 1.

“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

“Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

“Restructuring” means the transactions contemplated by the Restructuring Support Agreement

“Restructuring Support Agreement” means the Restructuring Support Agreement, dated as of December 19, 2017, among SAExploration Holdings, Inc., SAExploration Sub, Inc. SAExploration, Inc., SAExploration Seismic Services (US), LLC, NES, LLC and the Supporting Holders Identified therein.

“SAR Period” has the meaning given such term in Section 8(b) of the Plan.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

“Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

“Subsidiary” means, with respect to any specified Person:

(1) any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2) any partnership (or any comparable foreign entity (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

“Substitute Award” has the meaning given such term in Section 5(e).

“Sub-Plans” means any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of any member of the Company Group that are located outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the limits specified in Section 5 shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

“Trade Secrets” means without limitation, (1) any data or information that is competitively sensitive or commercially valuable and not generally known to the public and (2) any scientific or technical information, design, process, procedure, formula or improvement, computer software, object code, source code, specification, invention or systems information, whether or not patentable or copyrightable, provided that this definition of Trade Secrets shall have the broadest meaning as permitted by law and shall extend beyond the definition of “trade secrets” as set forth in the Delaware Uniform Trade Secrets Act.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. Unless earlier terminated as provided herein, the expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration. (a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) adopt Sub-Plans; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) The Committee may delegate to one or more officers of any member of the Company Group the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person; provided, that, the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash-Based to one or more Eligible Persons and shall grant MIP Awards in accordance with Section 11.

(b)  Subject to adjustment in accordance with Section 12 of the Plan, the Committee is authorized to deliver under the Plan Awards subject to the following limitations: an aggregate of 35,000,000 shares of Common Stock for issuance under the Plan, which includes a 27,562,430 shares of Common Stock for of MIP Awards under the Plan (as described below), which is equal to ten percent (10%) of the aggregate number of shares of Common Stock issued and outstanding on a fully diluted, as-converted basis after giving effect to dilution from full conversion of any Company preferred shares and/or secured convertible notes convertible into Common Stock and full exercise of any Company warrants (the “MIP Reserve”).  No more than 100,000 shares of Common Stock may be granted in respect of incentive stock options under the Plan to any single participant during any single calendar year.

 (c) Use of shares of Common Stock to pay the required Exercise Price or tax obligations, or shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, not be available again for other Awards under the Plan. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.

(d) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options. (a) Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than  one hundred percent (100%) of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and set forth in an Award Agreement and shall expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of any member of the Company Group; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided in an Award Agreement, an Employment Agreement or otherwise by the Committee: (i) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one (1) year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service or Cause, but not later than the expiration of the Option Period; and (ii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that, such shares of Common Stock are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the shares of Common Stock for which the Option was exercised that number of shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price for the shares of Common Stock for which the Option was exercised. Any fractional shares of Common Stock shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two (2) years after the Date of Grant of the Incentive Stock Option or (B) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights. (a) Generally. Each SAR granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and set forth in an Award Agreement and shall expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided in an Award Agreement, an Employment Agreement or otherwise by the Committee: (i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one (1) year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (ii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(c) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(d) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

9. Restricted Stock and Restricted Stock Units. (a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate or book-entry designation registered in the name of the Participant to be issued and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates or book-entry designations issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. Except as provided below: (i) the Restricted Period shall lapse as determined by the Committee and set forth in an Award Agreement; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired. Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii) Unless otherwise provided in an Award Agreement, an Employment Agreement or otherwise by the Committee, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or the Participant’s beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

(e) Legends on Restricted Stock. Each certificate or book-entry designation representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE SAEXPLORATION HOLDINGS, INC. 2018 LONG-TERM INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN SAEXPLORATION HOLDINGS, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF SAEXPLORATION HOLDINGS, INC.

10. Other Stock-Based Awards and Cash-Based Awards. The Committee may issue Other Stock-Based Awards under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee may grant Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine. Each Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time and shall be subject to such conditions not inconsistent with the Plan as may be reflected in the form evidencing such Award.

11. MIP Awards.  (a)  Generally.  The Committee shall grant MIP Awards consistent with the terms of the Exhibit C to the Restructuring Support Agreement covering shares of Common Stock subject to the MIP Reserve. MIP Awards shall be subject to the following terms:

(b) Grant of MIP Awards. Sixty (60%) percent of the MIP Reserve was granted pursuant to MIP Awards to members of the Company’s senior management pursuant to Exhibit C to the Restructuring Support Agreement promptly following the consummation of the Reorganization (the “Initial MIP Awards”).  The remaining 40% of the MIP Reserve shall be allocated to Awards based on the recommendation of the Company’s Chief Executive Officer, subject to the approval of the Committee (the “Reserved MIP Awards”) consistent with the vesting criteria in Section 11(c) below.

(b) Vesting of Initial MIP Awards.  The Board has accelerated the vesting of all Initial MIP Awards pursuant to the terms of Section 4(b)(ix) herein.

(c) Vesting of Reserved MIP Awards.  Subject to a Participant’s continuing employment with the Company Group on the applicable vesting date, the Reserved MIP Awards shall become vested in accordance with vesting criteria established by the Committee; provided, that, the Reserved MIP Awards shall become fully vested no later than December 31, 2021.

(d)  Special Vesting of MIP Awards. Notwithstanding the foregoing provisions of this Section 11 and subject to a Participant’s continuing employment with the Company Group on the applicable following vesting event, 100% of a Participant’s MIP Awards will vest in full on the earliest to occur of: (i) the Participant’s attainment of age 64 years, (ii) December 31, 2020, if the Participant’s Employment Agreement is not renewed, and (iii) the termination of the Participant’s employment for any reason other than (A) a termination for Cause (as defined in the applicable Executive’s Employment Agreement) or (B) a termination by such Executive without Good Reason (as defined in the applicable Executive’s Employment Agreement).

(e) Settlement of MIP Awards.  Subject to the requirements of Section 14(e) which may apply in the event of a termination of a Participant’s employment, MIP Awards shall be settled in shares of Common Stock promptly upon the applicable vesting date(s) and/or vesting events set forth in Section 11 (b), (c) or (d) by issuing one share of Common Stock in settlement for each Restricted Stock Unit, either by delivering one or more certificates for such shares of Common Stock or by entering such shares of Common Stock in book entry form (as determined by the Company in its discretion); provided, however, that, notwithstanding the foregoing, Reserved Awards shall be settled on the payroll date following January 1 of a given year with respect to Reserved Awards that became vested in the prior calendar year to the extent vested within 30 days after each year end during the vesting period.

(f) Forfeiture of MIP Awards.  In the event of the termination of a Participant’s employment by a member of the Company Group for Cause, all MIP Awards not previously settled pursuant to Section 11(e), shall terminate and be forfeited.  In the event of the termination of a Participant’s employment by a Participant without Good Reason all unvested MIP Awards shall terminate and vested MIP Awards shall be settled in accordance with the applicable provisions of Section 11(e).

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividend) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting any member of the Company Group, or the financial statements of any member of the Company Group, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) adjusting (A) any or all of the limits provided under the Plan (including under Section 5 of Plan) with respect to the number of Awards which may be granted hereunder, (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) or any Sub-Plan and (C) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance; provided, that, any adjustment under this Section 12(i) shall be conclusive and binding for all purposes and may provide for the elimination of any fractional shares that might otherwise become subject to an Award.

(ii) providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor) or, in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Stock-Based Awards prior to cancellation, or the underlying shares in respect thereof;

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Prior to any payment or adjustment contemplated under this Section 12, the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to the Participant’s Awards, (B) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, and (C) deliver customary transfer documentation as reasonably determined by the Committee.

13. Effect of Change in Control. Except to the extent otherwise provided in an Award Agreement, an Employment Agreement or otherwise by the Committee or with respect to a MIP Award, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Committee may provide that, with respect to all or any portion of a particular outstanding Award or Awards:

(a) then outstanding Options and SARs shall become immediately exercisable as of a time prior to the Change in Control;

(b) Restricted Period shall expire as of a time prior to the Change in Control; and

(c) cause Awards previously deferred to be settled in full as soon as practicable.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Stock subject to their Awards.

14. Amendments and Termination. (a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, that, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.

15. Section 409A.  (a)  Notwithstanding anything herein to the contrary, this Plan and any Awards granted hereunder are intended to be interpreted and applied so that the payments and benefits set forth thereunder either shall either be exempt from the requirements of Code Section 409A and the final Treasury Regulations promulgated thereunder (the “Final Treasury Regulations” and together with Section 409A of the Code, “Section 409A”), or shall comply with the requirements of Section 409A, and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be exempt from or in compliance with Section 409A.  To the extent that the Company determines that any provision of this Plan or any Award granted hereunder would cause a participant to incur any additional tax or interest under Section 409A, the Company shall be entitled to reform such provision to attempt to comply with or be exempt from Section 409A through good faith modifications.  To the extent that any provision hereof is modified in order to comply with Section 409A, such modification shall be made in good faith and shall, to the maximum extent reasonably possible, maintain the original intent and economic benefit to the Participant and the Company without violating the provisions of Section 409A. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under this Agreement or otherwise which constitutes a “deferral of compensation” within the meaning of Section 409A.

(b)  Except as otherwise specifically provided, amounts payable under an Award, other than those expressly payable on a deferred or installment basis, will be paid as promptly as practicable following the date they are earned and vested and, in any event, on or prior to March 15 of the year following the first calendar year in which such amounts are no longer subject to a substantial risk of forfeiture, as such term is defined in Section 409A.

(c)  Notwithstanding anything in this Plan or any Award Agreement to the contrary, a termination of employment shall not be deemed to have occurred for purposes of any provision any Award providing for the payment of any amounts or benefits that constitute “non-qualified deferred compensation” within the meaning of Section 409A upon or following a termination of a Participant’s employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of this Plan or any Award Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service” and the date of such separation from service shall be the date of termination for purposes of any such payment or benefits.

(d)  Each payment in a series of payments made under this Plan and any Awards granted hereunder shall be deemed to be a separate payment for purposes of Section 409A.

(e) Notwithstanding any provision in this Plan or any Award Agreement to the contrary, if upon a termination employment a Participant is deemed to be a “specified employee” within the meaning of Section 409A using the identification methodology selected by the Company from time to time, or if none, the default methodology under Section 409A, any payments or benefits due upon a termination of Executive’s employment under any arrangement that constitutes a “deferral of compensation” within the meaning of Section 409A shall be delayed and paid or provided (or commence, in the case of installments) on the first payroll date on or following the earlier of (i) the date which is six (6) months and one (1) day after Employee’s termination of employment for any reason other than death (the “Delayed Payment Date”), and (ii) the date of Executive’s death, and any remaining payments and benefits shall be paid or provided in accordance with the normal payment dates specified for such payment or benefit; provided, that, payments or benefits that qualify as short-term deferral (within the meaning of Section 409A and Final Treasury Regulations Section 1.409A-1(b)(4)) or involuntary separation pay (within the meaning of Section 409A and Final Treasury Regulations Section 1.409A-1(b)(9)(iii)(A)) and are otherwise permissible under Section 409A and the Final Treasury Regulations, shall not be subject to such six-month delay.  On the Delayed Payment Date, the Company will pay to Employee a lump sum equal to all amounts that would have been paid during the period of the delay if the delay were not required plus interest on such amount at a rate equal to the short-term applicable federal rate then in effect, and will thereafter continue to pay Employee the Severance Payment in installments in accordance with this Section.

(f)  Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A, any deferred compensation payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the any member of Company Group.

(g)  No member of the Company Group, nor any employee, director or officer thereof guarantees that this Plan or any Award granted hereunder complies with, or is exempt from, Section 409A and none of the foregoing shall have any liability with respect to any failure to so comply or to be so exempt.

16. General. (a) Award Agreements. Other than Cash-Based Awards, each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

(b) Nontransferability. (i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that, the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that, the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, any member of the Company Group under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c) Tax Withholding. (i) A Participant shall be required to pay to any member of the Company Group, and any member of the Company Group shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding or any other applicable taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability; provided, that, with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability unless determined by the Committee not to result in adverse accounting consequences.

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of any member of the Company Group, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of any member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. Any member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement.

(e) Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with any member of the Company Group; and (ii) if a Participant’s employment with the Company Group terminates, but such Participant continues to provide services to the Company Group in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with any member of the Company Group.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i) Government and Other Regulations. (i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for shares of Common Stock or other securities of any member of the Company Group delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(p) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(s) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of shares of Common Stock under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(t) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive shares of Common Stock under any Award made under the Plan.

(u) Fractional Shares.  Unless otherwise provided in an Award Agreement, an Employment Agreement or otherwise by the Committee, any fractional shares due on exercise or payment in respect of an Award or MIP Award shall be settled in cash.

(v) Detrimental Activity. Notwithstanding anything to the contrary contained herein or in any Award Agreement, if a Participant has engaged in any Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:

(1) cancellation of any or all of such Participant’s outstanding Awards; or

(2) forfeiture by the Participant of any gain realized on the vesting or exercise of Awards, and to repay any such gain to promptly to the Company.

(w) Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time, and (2) applicable law, whether such policy or law becomes effective prior to or following the Effective Date or the Date of Grant of an Award. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company. By accepting an Award under the Plan, a Participant shall thereby be deemed to have acknowledged and consented to the Company’s application, implementation and enforcement of any clawback, forfeiture or other similar policy adopted by the Board or the Committee, whether adopted prior to or following the Date of Grant of the Award, and any provision of applicable law relating to reduction cancellation, forfeiture or recoupment, and to have agreed that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

* * *

As adopted by the Board of Directors, and approved by the shareholders, of SAExploration Holdings, Inc. on August 14, 2018.